KALMAR
    POOLED
INVESTMENT
     TRUST
----------


[LOGO]

                                       Kalmar "Growth-with-Value" Small Cap Fund
                                                              Semi-Annual Report
                                                                   June 30, 2001

             KALMAR
             POOLED
         INVESTMENT
              TRUST
-------------------
"Growth-with-Value"
     Small Cap Fund

                                                          Report from Management
                                                                    July 6, 2001

Dear Fellow Shareholders and Friends:

In the first six months of 2001 the U.S. stock market has been struggling to find a bottom in the Bear Market that commenced when the ultra speculative Internet/New Economy bubble burst in mid-March of last year. The intervening 16 months from market cycle top to present has been particularly painful for growth investors, even when including the rally off the initial market bottom that developed in early April through June.

As you can see from the return statistics presented below, Kalmar's "Growth-with-Value" investment approach has achieved our objective of adding value by both growing and protecting assets since the market top 16 months ago, particularly in comparison with the S&P 500 and the Russell 2000 Growth, to say nothing of the Nasdaq Composite.

                                    6 Months        1 Year        16 Months*       Inception**
                                    --------        ------        ----------       -----------
Kalmar Small Cap Fund                  0.77          -2.77            9.95            67.02
Russell 2000                           6.95           0.66           -9.61            56.77
Russell 2000 Growth                    0.15         -23.24          -36.46            40.62
S&P 500                               -6.72         -14.85           -9.01            70.93
Nasdaq Composite                     -12.55         -45.52          -53.98            74.83
                                                                 * Market Top  ** Inception Date
                                                                  to Present         4/11/97

Looking at your Fund's performance for the first six months of 2001 quarter by quarter tells an interesting story, even though this period is a rather arbitrary time frame as contrasted to the market-cycle-top-to-present view referred to above.

First Quarter

Having substantially outperformed the Russell 2000 in the calendar Year 2000 (+115.70% vs. -23.03%), your Fund underperformed the Russell 2000 by about 6 percentage points in First Quarter 2001--even though we continued to protect assets well compared with many other growth investors.

Our First Quarter 2001 performance relative to the Russell 2000 is largely explained by two factors. First, Kalmar did not benefit from the big January post-tax-selling recovery rally in the many low priced, very small stocks in the Russell 2000 and in Tech stocks that were crushed in the second half of 2000. As you remember, Kalmar's Technology holdings substantially outperformed during the second half last year.

Second, this latter half 2000 outperformance had lead to a large 2.2 times "overweighting" in Technology positions versus the Russell 2000 entering 2001. As Technology final demand abruptly hit a wall, and then plunged at ever-increasing rates through the First Quarter, we could not overcome the negative effect of this substantial "overweight" in a sharply declining sector. Net of all other influences, this factor accounts for most of our shortfall to the Russell 2000 in First Quarter 2001. In light of this, it is important to remember that we are bottom-up company-specific investors and that this was an organically evolved "overweighting", that derived from our companies doing better as businesses, not a big ill-timed sector bet.

For the right reasons, having to do with our investment team's seasoning and common sense, Kalmar had expected (and largely avoided) the unwinding of wildly unrealistic Bubble Mania valuations as the New Economy market blew its top. We also had expressed concerns in our Annual Report Letter that there might be something more dangerous about the stunningly abrupt slowdown in the U.S. Economy than a "normal" inventory adjustment cycle--even though a substantial inventory correction was clearly then taking place in certain areas of Technology. While we expected the Federal Reserve to "stay on the job" cutting interest rates, we cautioned that it could be too easy to expect a mild contraction and quick recovery: "following one of the biggest financial bubbles in history; after the longest boom ever in the U.S. economy; after potential capital over-investment corporately; and over-consumption and under-saving individually." Boy, did these worries come home to roost hard. No one has ever lived through such a rapid, severe and pervasive deterioration in the whole Technology demand complex!

             KALMAR
             POOLED
         INVESTMENT
              TRUST
-------------------
"Growth-with-Value"
     Small Cap Fund

                                              Report from Management - continued

In hindsight, what can now be clearly recognized is that the U.S. (and much of the rest of the industrialized world) didn't just experience a stock market bubble, but a corporate technology-oriented capital spending bubble as well, which has produced a boom-bust overcapacity aftermath.

Second Quarter

Moving ahead in time, the tone of the U.S. stock market was considerably better in the Second Quarter 2001 than the First, with smaller capitalization stocks continuing to meaningfully outperform their larger brethren as represented by the S&P 500, both quarterly and on a year-to-date basis.

By early April the Federal Reserve's aggressive interest rate cuts (by then four reductions totaling 200 basis points) had helped establish an initial bottom in the Bear market. Over the balance of the quarter small stocks in particular worked their way higher in fits and starts, producing positive returns for each month of the quarter. Behind the three positive monthly returns, however, there was an underlying perceptual progression by investors from positive to negative, as investor confidence about the timing and strength of the future economic recovery became optimistic because of the rate cuts and then grew progressively more pessimistic. Generally speaking, this developed because investor faith in the Fed's ability to revive the economy (by late June interest rates had been cut six times, totaling 275 basis points) was eroded by another sharply mounting barrage of corporate earnings warnings as the quarter drew to a close. Few industry areas were able to escape as the economy continued to weaken, capped by even more pervasive and shockingly negative repeat revenue and earnings warnings from Technology businesses of all kinds, with Telecommunications-related demand deteriorating the worst.

Your Fund's performance in the Second Quarter reflects this move toward reduced economic expectations. Overall we outperformed the Russell 2000 by about one percentage point for the Second Quarter (15.18% versus 14.38%), we came close to tripling the return of the S&P 500 (15.18% versus 5.83%). Both absolutely and relatively speaking, pretty good results we believe. Still, the early Quarter 4 point lead we had opened on the Russell 2000 shrank as the Second Quarter progressed.

Earlier in the Second Quarter we benefited from exceptionally strong fundamental and stock market performance among our Financial Service stocks (including Americredit, our largest holding) and from an "across the valley" discounting bounce in our Technology stocks. But as the Quarter progressed we were affected by three influences: First, the deepening Technology final demand woes, which impacted your Fund's returns because the "overweight" described earlier handicapped us relative to the index and because certain particularly well positioned Tech holdings that had been immune to slumping demand up to that point--like Symantec in software security and Tekelec in intelligent network enablement--finally succumbed.

Second, weakening natural gas and oil pricing caused our Energy and Natural gas holdings to join the downdraft, whereas earlier they had been a positive offset for Tech weakness. Importantly, our individual Energy companies continue to add to their reserves and their value as businesses despite cyclically weaker commodity and stock prices.

Finally, as the Second Quarter progressed, the markets sensed a more serious, more intractable economic downturn that investors had previously discounted. Among other things, such a perceptual shift traditionally favors deeper value investment styles over growth-oriented styles such as Kalmar's.

These dampening influences on our Second Quarter performance notwithstanding, Kalmar produced good results. Most importantly, many of our companies are outperforming as businesses in this extremely challenging economic and earnings environment. And remember, good companies improve their competitive position and increase their business value during difficult periods, thus they are poised to springboard even farther ahead when the market and economic tides turn.

             KALMAR
             POOLED
         INVESTMENT
              TRUST
-------------------
"Growth-with-Value"
     Small Cap Fund

                                              Report from Management - continued

Big Picture Outlook

Since the Big Picture aspect of things is so critical at this juncture, where are we now relative to the "economic and market tides"?

First, it does not appear that six Fed rate cuts totaling 275 basis points, the most aggressive Fed easing action we can remember, is accomplishing much--so far at least. Stocks are struggling to hold above early April lows, commodity prices are weakening, the U.S. dollar is strengthening, gold is weak, credit creation has yet to turn back up, and junk bond yield spreads have re-widened. Furthermore, the global inventory correction has not ended and synchronized weakness around the world is impacting earnings of many companies. Tech activity is still falling sequentially, let alone year over year, and corporate overcapacity threatens to delay and damp recovery. But, however seemingly bleak, it is important to recognize that these are known negatives.

The good news is that these conditions have been operative for some time now and should be working their way through a correction-recovery cycle. Meanwhile, the principal positive is that the Consumer, prominently supporting autos and housing, has "hung tough" in the face of the negative wealth effect and rising unemployment. The major incremental risk, to our mind, would be that the Consumer ultimately caves in and we experience a double dip recession--a serious business spending-led downturn feeding later into a caving consumer after-effect.

The financially very stretched position of the Consumer is well known and his behavior to date has been heroic. Absent some big unanticipated shock to the economic system, his behavior from here will be one of the most critical lynchpins for the stock market. Our sense, since no one can know predictably, is that the Consumer probably continues to hang in, provided the U.S. inventory cycle/Technology boom-bust debacle is in fact bottoming presently and that foreign economies bottom not too long after.

With the Consumer having earlier spent himself out and now further depleting his savings/leveraging up by hanging tough through the downturn, we should realistically expect him to seek to reliquefy as the economic upturn begins. This, along with the boom-bust derived overcapacity corporately and the hangover effect from the not yet complete Tech shakeout, should keep the forthcoming economic recovery restrained.

Summary

In essence then, while plenty disturbing in the short run, Kalmar believes the following three things: That the probabilities are that the spate of on-going negative economic reports and the abysmal earnings comparisons now being released probably represent something close to the nadir of the news for this cycle. That there is an economic bottoming process now working its corrective way through, with the ingredients for recovery largely mixed in already. And hence, that a recovery is coming--albeit a relatively weak one--probably commencing around year end. To us this seems like the most plausible, probable scenario. If so, this should have a positive effect on the equity markets as we move through the balance of 2001 and into 2002.

From a portfolio management standpoint, always the hardest part near such hoped-for inflection points is not to get shaken out of fundamentally superior companies suffering from temporary economic stress. And to identify growth themes and specific company growth leaders for the next economic expansion cycle, so that their stocks can be bought earlier and, hence, more inefficiently valued. That is the research challenge and opportunity Kalmar is grappling with as we speak.

Meanwhile, given the genuine risks and uncertainties in the environment, the strategic imperative of our present portfolio management decisions is to continue to stay well diversified, hedging sensibly with a mix of more assured, more predictable business models as well as more aggressive forward positioned ones--while of course staying careful about valuations. At the moment, however, there are few of the former that are both bulletproof and reasonably valued. This is as tricky an environment from the point of view of potential earnings disappointments as any we've experienced--because this is not a typical post-World War II interest rate induced recession, but a serious boom-bust contraction unlike anything experienced in the modern globalized economy.

             KALMAR
             POOLED
         INVESTMENT
              TRUST
-------------------
"Growth-with-Value"
     Small Cap Fund

                                              Report from Management - continued

How do you like  that for a  challenge  for the  summer?  Like the good  growing
companies  Kalmar  seeks,  top-notch   organizations  like  ours  rise  to  such
challenges.

Good luck and good hunting to us all!

                                                Yours Sincerely,


                                                /s/ Ford B. Draper, Jr.
                                                Ford B. Draper, Jr., President
                                                Kalmar Investment Advisers

        Kalmar "Growth-with-Value" Small Cap Fund Growth of $10,000 vs.
           The Russell 2000 Index and The Lipper Small Cap Fund Index

[LINE GRAPH OMITTED - DATA POINTS AS FOLLOWS]

                    Kalmar Small          Russell 2000             Lipper Small
                     Cap Fund                                          Cap
                    ------------          ------------             ------------

 4/11/97            $ 10,000                $ 10,000                $ 10,000
12/31/97              14,635                  12,787                  12,604
12/31/98              13,514                  12,460                  12,494
12/31/99              14,326                  15,128                  14,908
12/31/00              16,575                  14,671                  15,941
 6/30/01              16,703                  15,691                  16,811

AVERAGE ANNUAL RETURN

                                   1 Year                 Since Inception *
                                   ------                 ---------------
Kalmar Small Cap Fund               0.77%                      12.91%
Russell 2000                        6.95%                      11.23%
Lipper Small Cap                    5.46%                      13.08%

* The Fund commenced operations on April 11, 1997.

Please bear in mind that investing in small companies' stocks can involve higher risk and volatility than those of larger companies. The Russell 2000 is an unmanaged stock market index without any associated expenses and its return assumes the reinvestment of all dividends. The Lipper Small Cap Fund Index from inception to August 31, 1999 is an unweighted index of mutual fund performance which consists of the average return of the 30 largest small cap funds. Since August 31, 1999 the Lipper Small Cap Fund Index is calculated using a weighted aggregate composite index formula which is rebased annually. Also, past performance is not necessarily indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost. Please read the prospectus carefully before investing.

             KALMAR
             POOLED
         INVESTMENT
              TRUST
-------------------
"Growth-with-Value"
     Small Cap Fund

                                                             Schedule of Investments (Unaudited)
                                                                                   June 30, 2001

                                                                                        Market
                                                                                        Value
                                                                    Shares             (Note 2)
                                                                    ------             --------
COMMON STOCKS - 98.0%

Business Equipment & Services - 21.3%
         BUSINESS EQUIPMENT & SERVICES - 16.5%
         Acxiom Corp.* ..........................................    198,160          $ 2,593,914
         Armor Holdings, Inc.* ..................................    140,600            2,109,000
         ChoicePoint, Inc.* .....................................    131,850            5,544,293
         Dendrite International, Inc.* ..........................     91,600            1,016,760
         Excel Technology, Inc.* ................................     69,100            1,525,728
         F.Y.I., Inc.* ..........................................    133,900            5,489,900
         Insight Enterprises, Inc.* .............................    215,437            5,278,207
         MAXIMUS, Inc.* .........................................    150,000            6,013,500
         Mobile Mini, Inc.* .....................................     44,300            1,461,014
         NCO Group, Inc.* .......................................    119,400            3,693,042
         The Profit Recovery Group International, Inc.* .........     84,100              963,786
                                                                                      -----------
                                                                                       35,689,144
                                                                                      -----------

         TIMESHARING & SOFTWARE - 4.8%
         Affiliated Computer Services, Inc. (A Shares)* .........     34,100            2,452,131
         Answerthink, Inc.* .....................................    129,500            1,293,705
         Fair, Isaac & Co., Inc. ................................     39,300            2,429,526
         First Consulting Group, Inc.* ..........................    167,000            1,202,400
         Rainbow Technologies, Inc.* ............................    145,650              814,183
         RSA Security, Inc.* ....................................     68,550            2,121,622
                                                                                      -----------
                                                                                       10,313,567
                                                                                      -----------

         TOTAL BUSINESS EQUIPMENT & SERVICES ....................                      46,002,711
                                                                                      -----------

Capital Goods - 7.5%
         CAPITAL EQUIPMENT - 1.2%
         Actuant Corp. (A Shares)* ..............................     21,139              347,737
         Shaw Group, Inc.* ......................................     52,200            2,093,220
                                                                                      -----------
                                                                                        2,440,957
                                                                                      -----------
         CONSTRUCTION MATERIALS - 3.2%
         Insituform Technologies, Inc. (A Shares)* ..............    190,600            6,956,900
                                                                                      -----------
         ELECTRICAL EQUIPMENT - 1.7%
         C & D Technology, Inc. .................................     13,950              432,450
         Richardson Electronics, Ltd. ...........................    110,000            1,540,000
         Vicor Corp.* ...........................................    107,300            1,748,990
                                                                                      -----------
                                                                                        3,721,440
                                                                                      -----------
         METAL FABRICATION - 1.1%
         NCI Building Systems, Inc.* ............................    128,600            2,346,950
                                                                                      -----------

                         See Accompanying Notes to Financial Statements

                                                5

             KALMAR
             POOLED
         INVESTMENT
              TRUST
-------------------
"Growth-with-Value"
     Small Cap Fund

                                                 Schedule of Investments (Unaudited) - continued
                                                                                   June 30, 2001

                                                                                  Market
                                                                                  Value
                                                              Shares             (Note 2)
                                                              ------             --------
         NON-RESIDENTIAL CONSTRUCTION - 0.3%
         MasTec, Inc.* .................................      49,300          $   650,760
                                                                              -----------
         TOTAL CAPITAL GOODS ..............................................    16,117,007
                                                                              -----------

Consumer Non-Durables - 4.7%
         APPAREL - 0.5%
         Factory 2-U Stores, Inc.* .....................      31,100              912,785
                                                                              -----------
         BEVERAGES - 1.7%
         Constellation Brands, Inc. (A Shares)* ........      89,800            3,681,800
                                                                              -----------
         FOOD & Related - 2.0%
         Performance Food Group Co.* ...................     143,200            4,328,936
                                                                              -----------
         PHOTOGRAPHIC EQUIPMENT - 0.5%
         Concord Camera Corp.* .........................     192,200            1,133,980
                                                                              -----------

         TOTAL CONSUMER NON-DURABLES ......................................    10,057,501
                                                                              -----------

Consumer Services - 2.2%
         BROADCASTING - 2.2%
         Emmis Communications Corp. (A Shares)* ........      76,400            2,349,300
         Hispanic Broadcasting Corp.* ..................      84,750            2,431,478
                                                                              -----------
         TOTAL CONSUMER SERVICES ..........................................     4,780,778
                                                                              -----------

Energy - 7.0%
         PETROLEUM -DOMESTIC - 5.2%
         Chesapeake Energy Corp. .......................     247,500            1,683,000
         Devon Energy Corp. ............................      35,650            1,871,625
         Evergreen Resources, Inc.* ....................     101,700            3,864,600
         Stone Energy Corp.* ...........................      60,200            2,666,860
         Ultra Petroleum Corp.* ........................     235,850            1,132,080
                                                                              -----------
                                                                               11,218,165
                                                                              -----------
         PETROLEUM - SERVICES - 1.8%
         Grant Prideco, Inc.* ..........................      50,500              883,245
         National-Oilwell, Inc.* .......................      62,600            1,677,680
         Weatherford International, Inc.* ..............      26,400            1,267,200
                                                                              -----------
                                                                                3,828,125
                                                                              -----------
         TOTAL ENERGY .....................................................    15,046,290
                                                                              -----------

                         See Accompanying Notes to Financial Statements

                                                6

             KALMAR
             POOLED
         INVESTMENT
              TRUST
-------------------
"Growth-with-Value"
     Small Cap Fund

                                                    Schedule of Investments (Unaudited) - continued
                                                                                      June 30, 2001

                                                                                          Market
                                                                                          Value
                                                                      Shares             (Note 2)
                                                                      ------             --------
Financial Services - 5.6%
         FINANCE COMPANIES - 5.6%
         AmeriCredit Corp.* ...................................       233,450          $12,127,727
                                                                                       -----------
         TOTAL FINANCIAL SERVICES ..................................................    12,127,727
                                                                                       -----------

Healthcare - 14.1%
         HEALTHCARE - DRUGS - 4.6%
         Charles River Laboratories International, Inc.* ......       137,500            4,778,125
         KV Pharmaceutical Co. (A Shares)* ....................        51,750            1,436,063
         SICOR, Inc.* .........................................       161,400            3,728,340
                                                                                       -----------
                                                                                         9,942,528
                                                                                       -----------
         HEALTHCARE - GENERAL - 7.8%
         Barr Laboratories, Inc.* .............................        58,650            4,129,546
         DENTSPLY International, Inc. .........................        83,900            3,720,965
         Haemonetics Corp.* ...................................       113,150            3,451,075
         Hooper Holmes, Inc. ..................................       173,500            1,778,375
         Respironics, Inc.* ...................................       125,900            3,746,784
                                                                                       -----------
                                                                                        16,826,745
                                                                                       -----------
         HOSPITAL SUPPLIES & Management - 1.7%
         Community Health Systems, Inc.* ......................       127,350            3,756,825
                                                                                       -----------
         TOTAL HEALTHCARE ..........................................................    30,526,098
                                                                                       -----------

Multiple Industry - 2.5%
         MULTIPLE INDUSTRY - 2.5%
         Optimal Robotics Corp.* ..............................        54,600            2,074,800
         Pentair, Inc. ........................................        96,800            3,271,840
                                                                                       -----------
         TOTAL MULTIPLE INDUSTRY ...................................................     5,346,640
                                                                                       -----------

Raw Materials - 2.9%
         CHEMICALS - SPECIALTY - 2.9%
         CUNO, Inc.* ..........................................        81,300            2,439,000
         Lydall, Inc.* ........................................        90,900            1,090,800
         Rogers Corp.* ........................................       108,100            2,864,650
                                                                                       -----------
         TOTAL RAW MATERIALS .......................................................     6,394,450
                                                                                       -----------

Retail - 8.9%
         RESTAURANTS - 1.3%
         Buca, Inc.* ..........................................        62,000            1,348,500
         Ruby Tuesday, Inc. ...................................        87,650            1,498,815
                                                                                       -----------
                                                                                         2,847,315
                                                                                       -----------

                         See Accompanying Notes to Financial Statements

                                                7

             KALMAR
             POOLED
         INVESTMENT
              TRUST
-------------------
"Growth-with-Value"
     Small Cap Fund

                                                    Schedule of Investments (Unaudited) - continued
                                                                                      June 30, 2001

                                                                                Market
                                                                                Value
                                                            Shares             (Note 2)
                                                            ------             --------
         RETAIL - GENERAL MERCHANDISE - 3.4%
         Cost Plus, Inc.* .............................    125,200          $ 3,756,000
         Fred's, Inc. .................................    143,125            3,685,469
                                                                            -----------
                                                                              7,441,469
                                                                            -----------
         RETAIL - SPECIALTY STORE - 4.2%
         Christopher & Banks Corp.* ...................     62,850            2,048,910
         Michaels Stores, Inc.* .......................    100,900            4,136,900
         School Specialty, Inc.* ......................     69,000            1,783,650
         Whitehall Jewellers, Inc.* ...................    112,650            1,031,874
                                                                            -----------
                                                                              9,001,334
                                                                            -----------
         TOTAL RETAIL ..................................................     19,290,118
                                                                            -----------

Technology - 19.8%
         COMMUNICATIONS EQUIPMENT - 3.5%
         DMC Stratex Networks, Inc.* ..................     30,400              304,000
         Pinnacle Systems, Inc.* ......................    136,550              826,127
         Polycom, Inc.* ...............................    114,850            2,651,887
         Tekelec* .....................................    137,300            3,720,830
                                                                            -----------
                                                                              7,502,844
                                                                            -----------
         COMPUTERS - MAIN & Mini - 0.9%
         Mercury Computer Systems, Inc.* ..............      1,000               49,500
         RadiSys Corp.* ...............................     86,350            1,973,098
                                                                            -----------
                                                                              2,022,598
                                                                            -----------
         COMPUTERS - PERIPHERALS - 9.5%
         Advanced Digital Information Corp.* ..........    216,000            3,736,800
         Avocent Corp.* ...............................     62,462            1,421,010
         Benchmark Electronics, Inc.* .................    138,550            3,375,078
         Keane, Inc. ..................................    141,200            3,106,400
         PLATO Learning, Inc.* ........................     43,550            1,347,872
         Progress Software Corp.* .....................    126,300            2,046,060
         Renaissance Learning, Inc.* ..................     19,400              981,446
         SPSS, Inc.* ..................................     83,900            1,326,459
         Symantec Corp.* ..............................     57,450            2,509,991
         Systems & Computer Technology Corp.* .........     77,000              696,850
                                                                            -----------
                                                                             20,547,966
                                                                            -----------

                         See Accompanying Notes to Financial Statements

                                                8

             KALMAR
             POOLED
         INVESTMENT
              TRUST
-------------------
"Growth-with-Value"
     Small Cap Fund

                                                    Schedule of Investments (Unaudited) - continued
                                                                                      June 30, 2001

                                                                                          Market
                                                                                          Value
                                                                    Shares               (Note 2)
                                                                    ------               --------
         ELECTRONIC COMPONENTS - 1.8%
         ATMI, Inc.* ..........................................         25,050          $    751,500
         Lattice Semiconductor Corp.* .........................         91,000             2,220,400
         TriQuint Semiconductor, Inc.* ........................         36,200               814,500
                                                                                        ------------
                                                                                           3,786,400
                                                                                        ------------
         ELECTRONIC INSTRUMENTS - 4.1%
         APW, Ltd.* ...........................................        142,795             1,449,369
         Credence Systems Corp.* ..............................         44,650             1,082,316
         FEI Co.* .............................................        113,450             4,651,450
         Veeco Instruments, Inc.* .............................         42,100             1,673,475
                                                                                        ------------
                                                                                           8,856,610
                                                                                        ------------
         TOTAL TECHNOLOGY ..........................................................      42,716,418
                                                                                        ------------

Transportation - 1.5%
         AIR TRANSPORTATION - 1.5%
         SkyWest, Inc. ........................................        114,100             3,194,800
                                                                                        ------------

         TOTAL TRANSPORTATION ......................................................       3,194,800
                                                                                        ------------

         TOTAL COMMON STOCKS (COST $176,947,067) ...................................     211,600,538
                                                                                        ------------


MONEY MARKET SECURITIES - 0.7%

Money Market Funds - 0.7%
         Sansom Street Fund - Money Market Portfolio ..........      1,477,260             1,477,260
                                                                                        ------------
         TOTAL MONEY MARKET SECURITIES (Cost $1,477,260) ...........................       1,477,260
                                                                                        ------------

TOTAL INVESTMENTS (Cost $178,424,327)+ - 98.7% .....................................     213,077,798


OTHER ASSETS & LIABILITIES - 1.3% ..................................................       2,726,704
                                                                                        ------------

NET ASSETS - 100.0% ................................................................    $215,804,502
                                                                                        ============

* Non-income producing security.

+ The cost for  Federal  income tax  purpose  was  $177,275,144.  At June 30,  2001,  net  unrealized appreciation  was  $35,802,654.  This consisted of aggregate gross  unrealized  appreciation  for all securities  for which  there was an excess of  market  value  over tax cost of  $56,291,694,  and the aggregate gross  unrealized  depreciation for all securities in which there was an excess of tax cost over market value of $21,148,560.

                         See Accompanying Notes to Financial Statements

                                                9

             KALMAR
             POOLED
         INVESTMENT
              TRUST
-------------------
"Growth-with-Value"
     Small Cap Fund

                                                              Statement of Assets and Liabilities
                                                                                    June 30, 2001

                                                                                   For the
                                                                              Six-Month Period
                                                                             Ended June 30, 2001
                                                                                 (Unaudited)
                                                                             -------------------
Assets:
Investment in securities, at market value
  (Cost $178,424,327 ) .............................................            $ 213,077,798
Receivables for:
  Dividends and interest ...........................................                   15,890
  Investment securities sold .......................................                2,942,230
Other assets .......................................................                    4,516
                                                                                -------------
  Total assets .....................................................              216,040,434
                                                                                -------------


Liabilities:
Payables for:
  Capital shares redeemed ..........................................                   16,224
Due to Advisor .....................................................                  174,038
Accrued expenses ...................................................                   45,670
                                                                                -------------
  Total liabilities ................................................                  235,932
                                                                                -------------

Net Assets .........................................................            $ 215,804,502
                                                                                =============

Net Assets Consisted of:
Shares of beneficial interest ......................................            $     165,380
Additional paid-in capital .........................................              167,265,624
Net investment loss ................................................                 (911,137)
Accumulated net realized gain on investments .......................               14,631,164
Net unrealized appreciation on investments .........................               34,653,471
                                                                                -------------

Net assets for 16,537,994 shares outstanding .......................            $ 215,804,502
                                                                                =============


Net Asset Value, offering, and redemption price per share:
($ 215,804,502 / 16,537,994 outstanding shares of beneficial
interest, $0.01 par value, unlimited authorized shares) ............                 $  13.05
                                                                                     ========

                          See Accompanying Notes to Financial Statements

                                                10

             KALMAR
             POOLED
         INVESTMENT
              TRUST
-------------------
"Growth-with-Value"
     Small Cap Fund

                                                        Statement of Operations
                                                                  June 30, 2001

                                                                  For the
                                                             Six-Month Period
                                                           Ended June 30, 2001
                                                               (Unaudited)
                                                           -------------------

Investment Income:
  Dividends ...............................................   $     52,177
  Interest ................................................        283,258
                                                              ------------
  Total Income ............................................        335,435
                                                              ------------

Expenses:
  Advisory fee (Note 4) ...................................      1,018,090
  Accounting and Administration fee (Note 4) ..............        114,535
  Transfer agent fee ......................................         14,464
  Custodian fee ...........................................         11,571
  Audit ...................................................          7,964
  Legal ...................................................         19,324
  Shareholder reports .....................................         15,490
  Registration fee ........................................          9,094
  Trustee's fee ...........................................         12,738
  Amortization of organizational expense ..................          2,876
  Miscellaneous ...........................................         20,426
                                                              ------------
    Total Expenses ........................................      1,246,572
                                                              ------------


Net investment loss .......................................       (911,137)
                                                              ------------

Realized and unrealized gain (loss) in investments:
  Net realized gain on investments ........................     12,641,564
  Net change in unrealized appreciation/depreciation
    of investments ........................................    (10,526,437)
                                                              ------------

Net realized and unrealized gain on investments ...........      2,115,127
                                                              ------------


Net increase in assets resulting from operations ..........   $  1,203,990
                                                              ============

                 See Accompanying Notes to Financial Statements

             KALMAR
             POOLED
         INVESTMENT
              TRUST
-------------------
"Growth-with-Value"
     Small Cap Fund

                                                                        Statement of Changes in Net Assets
                                                                                             June 30, 2001


                                                                    For the
                                                                Six-Month Period         For the Fiscal
                                                              Ended June 30, 2001           Year Ended
                                                                  (Unaudited)           December 31, 2000
                                                              -------------------       -----------------
Operations:
  Net investment loss .......................................    $    (911,137)          $  (1,736,382)
  Net realized gain on investment transactions ..............       12,641,564              35,252,946
  Change in net unrealized appreciation/depreciation
    on investments ..........................................      (10,526,437)             (4,257,605)
                                                                 -------------           -------------
    Net increase in net assets resulting from
      operations ............................................        1,203,990              29,258,959
                                                                 -------------           -------------


Distribution to Shareholders:
  Net realized gains (0 and $2.5873
    per share, respectively) ................................             --               (36,193,006)
                                                                 -------------           -------------

Share Transactions (a):
  Receipt from shares sold ..................................        5,201,891              10,970,861
  Receipt from shares reinvested ............................             --                33,633,623
  Shares redeemed ...........................................       (4,544,621)            (19,017,420)
                                                                 -------------           -------------
    Net increase in net assets from Fund share
      transactions ..........................................          657,270              25,587,064
                                                                 -------------           -------------

Total Increase In Net Assets ................................        1,861,260              18,653,017


Net Assets:
  Beginning of period .......................................      213,943,242             195,290,225
                                                                 -------------           -------------
  End of period .............................................    $ 215,804,502           $ 213,943,242
                                                                 =============           =============

(a) Transactions in shares of beneficial interest were:
  Shares sold ...............................................          418,395                 707,901
  Shares reinvested .........................................             --                 2,575,316
  Shares redeemed ...........................................         (402,134)             (1,319,265)
                                                                 -------------           -------------
  Net increase in shares ....................................           16,261               1,963,952

  Shares outstanding - Beginning balance ....................       16,521,733              14,557,781
                                                                 -------------           -------------

  Shares outstanding - Ending balance .......................       16,537,994              16,521,733
                                                                 =============           =============

                              See Accompanying Notes to Financial Statements

                                                    12

             KALMAR
             POOLED
         INVESTMENT
              TRUST
-------------------
"Growth-with-Value"
     Small Cap Fund

                                                                                                                Financial Highlights

For a share outstanding throughout each period:

                                          For the
                                         Six-Month                                                                For the Period
                                        Period Ended    For the Fiscal      For the Fiscal      For the Fiscal    April 11, 1997+
                                       June 30, 2001      Year Ended          Year Ended          Year Ended          through
                                        (Unaudited)    December 31, 2000  December 31, 1999   December 31, 1998  December 31, 1997
                                        -----------    -----------------  -----------------   -----------------  -----------------
Net asset value at                       $  12.95          $  13.41         $   12.65           $   13.70           $   10.00
  beginning of period                    --------          --------         ---------           ---------           ---------



Investment Operations:
Net investment loss                         (0.06)            (0.11)            (0.11)              (0.07)              (0.04)
Net realized and
  unrealized gain/(loss)
  on investments                             0.16              2.24              0.87               (0.98)               4.66
                                         --------          --------         ---------           ---------           ---------

    Total from                               0.10              2.13              0.76               (1.05)               4.62
      investment                         --------          --------         ---------           ---------           ---------
      operations


Distributions:
From net realized gain
  on investments                               --             (2.59)               --                  --               (0.57)
In excess of net realized                      --                --                --                  --               (0.35)
  gain on investments                    --------          --------         ---------           ---------           ---------

    Total distributions                        --             (2.59)               --                  --               (0.92)
                                         --------          --------         ---------           ---------           ---------

Net asset value at end                   $  13.05          $  12.95         $   13.41           $   12.65           $   13.70
  of period                              ========          ========         =========           =========           =========

Total return                                 0.77%            15.70%             6.01%             (7.66)%              46.35%


Ratios (to average net assets)/Supplemental Data:
  Expenses                                  1.22%*             1.22%             1.25%               1.24%               1.25%*++
  Net investment income                    (0.90)%*          (0.82)%           (0.78)%             (0.52)%             (0.51)%*++
Portfolio turnover rate                     21.32%            63.67%            52.49%              27.41%              34.39%
Net assets at end of                     $215,805          $213,943          $195,290            $237,540            $226,706
  period (000 omitted)

* Annualized
+ Commencement of Operations.
++ Rodney Square Management Corporation, the Fund's prior administrator and accounting agent, waived a portion of its administration and accounting fees for the period ended December 31, 1997. If these expenses had been incurred by the Fund, the annualized ratio of expenses to average daily net assets for the period ended December 31, 1997, would have been 1.32%.

                                           See Accompanying Notes to Financial Statements

                                                                 13

             KALMAR
             POOLED
         INVESTMENT
              TRUST
-------------------
"Growth-with-Value"
     Small Cap Fund
                                       Notes To Financial Statements (Unaudited)


1. Description of the Fund. The Kalmar "Growth-With-Value" Small Cap Fund (the "Fund") is the first series of Kalmar Pooled Investment Trust (the "Trust"), a Delaware business trust organized on September 30, 1996. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company. The investment objective of the Fund is long-term capital appreciation. The Fund commenced investment operations on April 11, 1997.

2.  Significant   Accounting  Policies.  The  following  is  a  summary  of  the significant accounting policies of the Fund.

Security Valuation. The Fund's securities, except short-term investments with remaining maturities of 60 days or less, are valued at their market value as determined by their last sale price in the principal market in which these securities are normally traded. Lacking any sales, the security will be valued at the mean between the closing bid and ask price. Short-term investments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value, unless the Trust's Board of Trustees determines that this does not represent fair value. The value of all other securities is determined in good faith under the direction of the Board of Trustees. There were no such securities valued by the Board of Trustees on June 30, 2001.

Federal Income Taxes. The Fund intends to continue to qualify for treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision has been provided.

Distributions To Shareholders. Distributions of any net investment income and any net realized gains will be made annually. Additional distributions may be made to the extent necessary to avoid the payment of a 4% excise tax. The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. At December 31, 2000, a net investment loss of $1,736,382 was reclassified into paid in capital. Additionally, $2,215,122 was reclassified into paid in capital due to a permanent difference between the tax realized capital gain of $37,468,068 and book realized capital gain of $35,252,946. This permanent difference was the result of securities being sold that had a permanent book and tax cost basis difference, which was caused by transfers in-kind (see "Transfers in-Kind"). Dividends and distributions to shareholders which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Deferred Organization Costs. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized using the straight-line method over a five-year period beginning on the date that the Fund commenced operations. In the event that any of the initial shares of the Fund are redeemed during the amortization period by any holder thereof, the redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of such redemption.

             KALMAR
             POOLED
         INVESTMENT
              TRUST
-------------------
"Growth-with-Value"
     Small Cap Fund
                           Notes To Financial Statements (Unaudited) - continued

Use of Estimates in the preparation of Financial Statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Transfers in-Kind. Upon the Fund's commencement of investment operations, a number of separately managed accounts managed by Kalmar Investment Advisor transferred to the fund appreciated securities in exchange for Fund shares. These exchanges were conducted on a tax free basis, whereby for purposes of generally accepted accounting principles, the book cost of any securities transferred in-kind to the Fund is equal to the market value of such securities on their respective dates of contribution to the Fund. For tax purposes, the cost of those securities transferred in-kind to the Fund is equal to the historical cost and tax cost to the Fund. This permanent book/tax difference will cause a difference in book realized capital gains and losses and tax realized capital gains and losses. These differences will be reclassified into paid in capital.

Other. Investment security transactions are accounted for on a trade date basis. The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and Federal income tax reporting purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

3. Purchases and Sales of Investment Securities. During the six-month period ended June 30, 2001, purchases and sales of investment securities (excluding short-term investments) aggregated as follows:

         Purchases..................................  $55,936,895
         Sales......................................   42,024,963

4. Investment Advisory Fee and Other Services. The Fund employs Kalmar Investment Advisers as its investment adviser (the "Adviser"). Pursuant to an Investment Advisory agreement with the Trust, on behalf of the Fund, the Adviser selects investments and supervises the assets of the Fund in accordance with the investment objective, policies and restrictions of the Fund, subject to the supervision and direction of the officers and Board of Trustees of the Trust. For its services, the Adviser is paid a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets.

PFPC Inc. serves as administrator and accounting services agent for the trust pursuant to an Administration and Accounting services agreement with the Trust.

PFPC serves as transfer agent and dividend disbursing agent of the Fund pursuant to a Transfer Agency Agreement with the Trust.

PFPC Trust Company serves as Custodian of the assets of the Fund pursuant to a Custody Agreement with the Trust.

Certain Trustees and officers of the Trust are also officers of the Adviser. Such Trustees and officers are not paid any fees by the Trust for serving as Trustees or officers of the Trust.

                               INVESTMENT ADVISER
                           KALMAR INVESTMENT ADVISERS
                                BARLEY MILL HOUSE
                                3701 KENNETT PIKE
                              WILMINGTON, DE 19807
                       (WEBSITE) WWW.KALMARINVESTMENTS.COM

                              SHAREHOLDER SERVICES
                                    PFPC INC.
                              400 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809

                                    CUSTODIAN
                               PFPC TRUST COMPANY
                              400 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809

                                  LEGAL COUNSEL
                               PEPPER HAMILTON LLP
                              3000 TWO LOGAN SQUARE
                               18TH & ARCH STREETS
                           PHILADELPHIA, PA 19103-2799

                                    AUDITORS
                           PRICEWATERHOUSECOOPERS LLP
                         TWO COMMERCE SQUARE, SUITE 1700
                               2001 MARKET STREET
                           PHILADELPHIA, PA 19103-7042

                         KALMAR POOLED INVESTMENT TRUST
                                BARLEY MILL HOUSE
                                3701 KENNETT PIKE
                              WILMINGTON, DE 19807
                              (PHONE) 302-658-7575
                               (FAX) 302-658-7513
                       (WEBSITE)WWW.KALMARINVESTMENTS.COM